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                                                                   EXHIBIT 10.18

          AMENDMENT No. 2, dated as of September 30, 1997 ("Amendment"), to the
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CREDIT AGREEMENT, dated as of October 30, 1996 (as the same may be further amended, supplemented or otherwise modified from time to time, the "Agreement")
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among DONNELLEY ENTERPRISE SOLUTIONS INCORPORATED, a Delaware corporation, as borrower (the "Company"), HARRIS TRUST AND SAVINGS BANK, as Administrative Agent
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(in such capacity, the "Administrative Agent"), and the other financial
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institutions parties thereto (the "Banks").
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                              W I T N E S E T H :
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          WHEREAS, the parties hereto wish to amend certain provisions of the
Agreement on the terms set forth herein;

          NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:

          1.   Definitions.  Unless otherwise defined herein, terms defined in
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the Agreement shall be used herein as so defined.

          2.   Amendments.
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          (i)  The definition of "Consolidated EBITA" in Section 1.01 is amended in its entirety to read as follows:

          "Consolidated EBITA" means, for any period, on a consolidated basis
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     for the Company and its Consolidated Subsidiaries, the sum of the amounts for such period of (a) Consolidated Net Income (before non-recurring or extraordinary gains, losses, expenses and charges, provided that they are
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     identified as such on the Company'S financial statements), plus (b) charges
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     against income for foreign, federal, state and local taxes, plus (c)
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     Consolidated Interest Expense, plus (d) amortization of intangible assets,
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     plus (e) one-time charges aggregating $6,110,000 incurred in the fiscal
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     quarter ended September 30, 1997."

          (ii) The last paragraph of the definition of "Applicable Margin" in
Section 1.01 is amended in its entirety to read as follows:

     "Level I Status shall apply to the period from the date hereof until the first date on which financial statements are due pursuant to Section 5.02.
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     For any date thereafter, Level Status shall be adjusted after each delivery of the Company's quarterly or annual financial statements pursuant to
     Section 5.02, effective on the date such financial statements are delivered
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     pursuant to Section 5.02; provided, that if timely delivery of such
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     financial statements is not made, Level III Status shall be deemed to exist from the day on which such financial statements were required to be delivered until such delivery is made, after which time the Level Status shall be determined from the delivered financial statements.
     Notwithstanding the foregoing, Level II Status shall be deemed to exist from October 27, 1997, until the date Level Status is adjusted based on the Company's delivery of its 1997 annual financial statements pursuant to
     Section 5.02(b)."
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          (iii) The last paragraph of Section 2.04(a) is amended in its entirety to read as follows:

     "Level I Status shall apply to the period from the date hereof until the first date on which financial statements are due pursuant to Section 5.02.
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     For any date thereafter, Level Status shall be adjusted after each delivery of the Company's quarterly or annual financial statements pursuant to
     Section 5.02 effective on the date such financial statements are delivered
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     pursuant to Section 5.02; provided, that if timely delivery of such
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     financial statements is not made, Level III Status shall be deemed to exist from the day on which such financial statements were required to be delivered until such delivery is made, after which time Level Status shall be determined from the delivered financial statements. Notwithstanding the foregoing, Level II Status shall be deemed to exist from October 27, 1997, until the date Level Status is adjusted based on the Company's delivery of its 1997 annual financial statements pursuant to Section 5.02(b)."
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          (iv)  Section 5.12 is amended in its entirety to read as follows:

          "The Company will, as of the end of each fiscal quarter, maintain a Fixed Charge Coverage Ratio of not less than 2 to 1."

          3.    Conditions Precedent.  Section 2(i) of this Amendment shall
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become effective and be deemed effective as of September 30, 1997, and Sections
2(ii), 2(iii) and 2(iv) of this Amendment shall become effective and be deemed effective as of the date hereof, subject to the Administrative Agent's receipt of this Amendment, duly executed by the Company and Harris Trust and Savings Bank, as Administrative Agent and sole Bank.

          4. Covenants, Representations and Warranties.
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          (i)   Upon the effectiveness of this Amendment, the Company reaffirms all covenants, representations and warranties made by it in the Credit Agreement and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of September 30, 1997.

          (ii) The Company represents and warrants that, after giving effect to this Amendment, no event has occurred and is continuing or would result from the execution, delivery or performance of this Amendment which constitutes or would constitute an Event of Default or which would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

          (iii) The Company represents and warrants that the execution, delivery and performance of this Amendment by it (i) are within its corporate powers and (ii) have been duly authorized by all necessary corporate action on its part. The Company further represents and warrants that this Amendment, as of the date it becomes effective, will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization or other laws relating to or affecting the enforcement of creditors' rights generally or by equitable principles.

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          5.   Reference to and Effect on Agreement. Upon the effectiveness of
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this Amendment, each reference in the Agreement to "this Agreement,"
"hereunder," "hereof," "herein," "hereby" or words of like import shall mean and be a reference to the Agreement as amended hereby, and each reference to the Agreement in any instrument, document or agreement executed or delivered in connection with the Agreement (including without limitation this Amendment) shall mean and be a reference to the Agreement as amended hereby.

          6.   Continuing Effect.  Except as expressly amended hereby, the
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Agreement shall continue to be and shall remain in full force and effect in accordance with its terms.

          7.   Governing Law.  This Amendment shall be governed by, and
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construed and interpreted in accordance with, the internal laws (as opposed to conflict of laws principles) of the State of Illinois.

          8.   Counterparts; Delivery of Facsimiles.  This Amendment may be
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executed by the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page hereof by facsimile transmission shall be effective as delivery of a manually-signed counterpart hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their properly and duly authorized officers as of the day and year first above written.

                                   DONNELLEY ENTERPRISE SOLUTIONS
                                   INCORPORATED

                                   By:  /s/ Rhonda I. Kochlefl
                                   Name: Rhonda I. Kochlefl
                                   Title: Chairman, President and CEO


                                   HARRIS TRUST AND SAVINGS BANK,
                                   as Administrative Agent and as a Bank


                                   By: /s/ Richard H. Robb
                                   Name: Richard H. Robb
                                   Title:  Vice President

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